United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Diamond Hill Investment Group, Inc. ("Company") 2022 Annual Meeting of Shareholders held on April 27, 2022, the Company's shareholders approved the adoption of the Diamond Hill Investment Group, Inc. 2022 Equity and Cash Incentive Plan (the "2022 Plan"). The 2022 Plan was previously approved by the Company's board of directors on February 24, 2022 subject to shareholder approval. Under the 2022 Plan, there are 300,000 shares of the Company’s common stock, no par value, reserved for the grant of equity-based awards to the Company’s employees and non-employee directors. The equity-based awards available for grant under the 2022 Plan include stock options, stock appreciation rights, restricted stock, and other stock-based awards. Cash-based awards may also be granted under the 2022 Plan. The Compensation Committee of the Board will administer the 2022 Plan.

The 2022 Plan replaces the Company’s 2014 Equity and Cash Incentive Plan (the “2014 Plan”). No new awards will be granted under the 2014 Plan and awards outstanding under the 2014 Plan will remain in effect in accordance with their respective terms.

A summary of the material terms of the 2022 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2021 under the caption “Proposal 4 – Approval and Adoption of the Diamond Hill Investment Group, Inc. 2022 Equity and Cash Incentive Plan.” Such description is incorporated herein by reference.

The foregoing description of the 2022 Plan is qualified in its entirety by reference to the complete text of the 2022 Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No.	Description
10.1	Diamond Hill Investment Group, Inc. 2022 Equity and Cash Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	May 24, 2022	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer